                                                               Execution Version

                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

     This Amendment No. 1 to the Participation Agreement dated December 1, 2008 (the "Agreement") between Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively referred to as the "Company"), each a Connecticut corporation, on its own behalf and on behalf of its separate accounts (the "Accounts"); each investment company listed on Schedule A, as it may be amended from time to time, each an open-end management investment company organized under the state of Maryland (each a "Fund" and, collectively the "Funds"); HL Investment Advisors, LLC ("HLIA"), a Connecticut Limited Liability Company; and Hartford Securities Distribution Company, Inc. ("HSDC"), a Connecticut corporation is effective as of December 1, 2009 and is hereby amended as follows:

     1. Section 2.4 of the Agreement is hereby amended by adding after the first sentence: "Variable life insurance policies may include corporate-owned life insurance ("COLI") policies which informally fund non-qualified deferred compensation ("NQDC") plans.

     2. NQDC COLI policies are included in the definition of Contracts in the Agreement.

     3. Section 4.6 of the Agreement is hereby amended by adding Section 4.6(e) to the Agreement as follows:

               4.6(e) Notwithstanding any other provision to the contrary in this Agreement, with respect to the Accounts which are exempt from registration under the 1940 Act in reliance upon Section 3(c)(1) or Section 3(c)(7) thereof, the Company represents and warrants that: (1) Hartford Equity Sales Company ("HESCO") is the principal Distributor for each such Account and any subaccounts thereof and is a registered broker-dealer with the SEC under the 1934 Act; (2) the Shares of the Portfolio of the Fund are and will continue to be the only investment securities held by the corresponding subaccounts; and (3) with regard to each Portfolio, the Company, on behalf of the corresponding subaccount, will:

                    i) vote such shares held by it in the same proportion as the vote of all other holders of such shares without soliciting voting instructions from Contract Owners; and

                    ii) refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.

     2. All other terms of the Agreement shall remain in full force and effect.

                     (Signatures located on following page)

THE HARTFORD LIFE INSURANCE COMPANY

                                    By its authorized officer

                                    By:     /s/ James P. Van Etten
                                            -----------------------------------
                                    Name:   James P. Van Etten
                                            -----------------------------------
                                    Title:  Vice President
                                            -----------------------------------


THE HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                    By its authorized officer

                                    By:     /s/ James P. Van Etten
                                            -----------------------------------
                                    Name:   James P. Van Etten
                                            -----------------------------------
                                    Title:  Vice President
                                            -----------------------------------


HL INVESTMENT ADVISORS, LLC
                                    By its authorized officer

                                    By:     /s/ Rob Arena
                                            -----------------------------------
                                    Name:   Rob Arena
                                            -----------------------------------
                                    Title:  President, CEO, & Manager
                                            -----------------------------------


HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

                                    By its authorized officer

                                    By:     /s/ Rob Arena
                                            -----------------------------------
                                    Name:   Rob Arena
                                            -----------------------------------
                                    Title:  Executive Vice President & Director
                                            -----------------------------------

EACH INVESTMENT COMPANY LISTED ON SCHEDULE A (attached to the Agreement)

                                    By its authorized officer

                                    By:     /s/ Rob Arena
                                            -----------------------------------
                                    Name:   Rob Arena
                                            -----------------------------------
                                    Title:  President and CEO
                                            -----------------------------------

                                                                  EXECUTION COPY

                   AMENDMENT NO.2 TO PARTICIPATION AGREEMENT

     This Amendment No. 2 to the Participation Agreement dated December 1, 2008 (the "AGREEMENT") by and among (1) Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, each a Connecticut corporation (collectively referred to as the "COMPANY"), on its own behalf and on behalf the Company's separate accounts; (2) each investment company listed on Schedule A to the Agreement (as it may be amended from time to time), each an open-end investment company organized under the laws of the state of Maryland; (3) HL Investment Advisors, LLC, a Connecticut limited liability company; and (4) Hartford Securities Distribution Company, Inc., a Connecticut corporation; is made effective this 13th day of June, 2011.

     The Agreement is hereby amended as follows:

     1. Schedule A is deleted in its entirety and replaced with the attached Schedule A.

     2. All other terms of the Agreement shall remain in full force and effect.

      (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS)

THE HARTFORD LIFE INSURANCE COMPANY

          By its authorized officer:

          /s/ Robert Arena
          -----------------------------
          Name:  Robert Arena
                 ----------------------
          Title: EVP
                 ----------------------


THE HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

          By its authorized officer:

          /s/ Robert Arena
          -----------------------------
          Name:  Robert Arena
                 ----------------------
          Title: EVP
                 ----------------------


HARTFORD INVESTMENT ADVISORS, LLC

          By its authorized officer:

          /s/ Robert Arena
          -----------------------------
          Name:  Robert Arena
                 ----------------------
          Title: EVP
                 ----------------------


HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

          By its authorized officer:

          /s/ Robert Arena
          -----------------------------
          Name:  Robert Arena
                 ----------------------
          Title: EVP
                 ----------------------


EACH INVESTMENT COMPANY LISTED ON SCHEDULE A (ATTACHED TO THE AGREEMENT)

          By its authorized officer:

          /s/ James Davey
          -----------------------------
          Name:  James Davey
                 ----------------------
          Title: EVP
                 ----------------------

                 SCHEDULE A

          HARTFORD SERIES FUND, INC.

                 Hartford Advisers HLS Fund
                 Hartford Capital Appreciation HLS Fund
                 Hartford Disciplined Equity HLS Fund
                 Hartford Portfolio Diversifier HLS Fund
                 Hartford Dividend and Growth HLS Fund
                 Hartford Global Growth HLS Fund
                 Hartford Global Research HLS Fund
                 Hartford Healthcare HLS Fund
                 Hartford Growth HLS Fund
                 Hartford High Yield HLS Fund
                 Hartford Index HLS Fund
                 Hartford International Opportunities HLS Fund Hartford MidCap HLS Fund
                 Hartford Midcap Value HLS Fund
                 Hartford Money Market HLS Fund
                 Hartford Small Company HLS Fund
                 Hartford Stock HLS Fund
                 Hartford Total Return Bond HLS Fund
                 Hartford Value HLS Fund
                 American Funds Asset Allocation HLS Fund
                 American Funds Blue Chip Income and Growth HLS Fund American Funds Bond HLS Fund
                 American Funds Global Bond HLS Fund
                 American Funds Global Growth & Income HLS Fund American Funds Global Growth HLS Fund
                 American Funds Global Small Capitalization HLS Fund American Funds Growth HLS Fund
                 American Funds Growth-Income HLS Fund
                 American Funds International HLS Fund
                 American Funds New World HLS Fund

          HARTFORD HLS SERIES FUND II, INC.

                 Hartford Growth Opportunities HLS Fund
                 Hartford Small/Mid Cap Equity HLS Fund
                 Hartford SmallCap Growth HLS Fund
                 Hartford U.S. Government Securities HLS Fund